UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring report: June 24, 2004

CIB MARINE BANCSHARES, INC.

(Exact Name of Registrant as Specified in Its Charter)

WISCONSIN
(State or Other Jurisdiction of Incorporation)

000-24149	37-1203599
(Commission File Number)	(IRS Employer Identification No.)

N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN	53072
(Address of Principal Executive Offices)	(Zip Code)

(262) 695-6010
(Registrant’s Telephone Number, Including Area Code)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
Shareholder Informational Meeting Presentation

Item 12. Results of Operations and Financial Condition.

     On June 24, 2004, the registrant filed a presentation for a Shareholder Informational Meeting. The presentation is being refiled in its entirety concurrently herewith as Exhibit 99 to correct certain transmission errors.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIB MARINE BANCSHARES, INC.
Dated: June 25, 2004	By:	/s/ Donald J. Straka
Donald J. Straka,
Senior Vice President, Chief Legal Officer, Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit	Location
99	Shareholder Informational	Filed electronically herewith.
Meeting Presentation